PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Schedule of Property and Equipment
	December 31,
	2019	2018
Cost:
Computers and peripheral equipment	$7,212	$7,004
Office furniture and equipment	2,703	2,836
Leasehold improvements	8,678	8,712
Capitalized software	12,488	12,645

Total cost	31,081	31,197
Less: accumulated depreciation and amortization	(20,163)	(15,548)
Property and equipment, net	$10,918	$15,649